UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): October 6, 2014

Griffin-American Healthcare REIT III, Inc.
(Exact name of registrant as specified in its charter)

Maryland	333-186073 (1933 Act)	46-1749436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18191 Von Karman Avenue, Suite 300 Irvine, California		92612
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (949) 270-9200
Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Premier Medical Office Building

On October 6, 2014, we, through GAHC3 Premier Novi MI MOB, LLC, our wholly owned subsidiary, entered into a Real Estate Purchase Agreement and Escrow Instructions, or the Premier Purchase Agreement, with Affiliated Investors, LLC, or seller, an unaffiliated third party, and First American Title Insurance Company, as escrow agent, for the purchase of Premier Medical Office Building, a 45,000 square-feet, Class A medical office building located in Novi, Michigan, or Premier MOB, for a purchase price of $12,025,000, plus closing costs.

The material terms of the Premier Purchase Agreement include: (i) a due diligence period that is 30 days after the effective date of the Premier Purchase Agreement; (ii) an initial deposit of $200,000 due within three business days after the effective date of the Premier Purchase Agreement and is non-refundable upon our delivery of an approval notice except in limited circumstances, such as seller’s breach of the Premier Purchase Agreement or failure to meet a condition precedent; (iii) the assumption of an existing loan as evidenced by a note having an outstanding principal balance of $8,011,653.31 as of July 5, 2014; (iv) a closing date that is the later of 30 days following the expiration of the due diligence period or 10 business days following the full and final approval of the loan assumption by the existing lender, as defined in the Premier Purchase Agreement, but in no event, more than 60 days after the expiration of the due diligence period; (v) a right to terminate the Premier Purchase Agreement in our sole discretion at any time prior to or on the expiration of the due diligence period by providing seller a notice of disapproval and to recover the full amount of the deposit no later than one business day following the termination of the Premier Purchase Agreement; (vi) the right for us, in the event of seller's default, to either specifically enforce the terms in the Premier Purchase Agreement without any claim for monetary damages, or demand and be entitled to an immediate refund of the deposit, in which event the Premier Purchase Agreement shall be deemed fully terminated except for those obligations which survive the termination in the Premier Purchase Agreement; and (vii) a provision whereby the representations and warranties of seller and us set forth in the Premier Purchase Agreement are remade as of the closing date and shall not be deemed to be merged into and waived by the instruments of closing and shall survive for a period of six months after the closing date. The Premier Purchase Agreement also contains additional covenants, representations and warranties that are customary of real estate purchase and sale agreements.

The Merion Building

On October 7, 2014, we, through GAHC3 King of Prussia PA MOB, LLC, our wholly owned subsidiary, entered into a Real Estate Purchase Agreement and Escrow Instructions, or the Merion Purchase Agreement, with Merion Building Associates, L.P., or seller, an unaffiliated third party, and First American Title Insurance Company, as escrow agent, for the purchase of a 73,000 square feet, Class A medical office building located in King of Prussia, Pennsylvania, or The Merion Building, for a purchase price of $18,500,000, plus closing costs.

The material terms of the Merion Purchase Agreement include: (i) a due diligence period that is the later of 30 days after (a) the effective date of the Merion Purchase Agreement, or (b) our receipt of all Property Information, as defined in the Merion Purchase Agreement, from seller; (ii) an initial deposit of $250,000 due within three business days after the effective date of the Merion Purchase Agreement or the receipt of all of the Property Information and is non-refundable upon our delivery of an approval notice except in limited circumstances, such as seller’s breach of the Merion Purchase Agreement or failure to meet a condition precedent; (iii) the assumption of an existing loan as evidenced by a note having an outstanding principal balance of $10,016,049.28 as of September 26, 2014; (iv) an earn-out provision for additional leasing completed on or prior to the first anniversary of the closing date; (v) a closing date that is the later of 30 days following the expiration of the due diligence period or 10 business days following the full and final approval of the loan assumption by the existing lender, as defined in the Merion Purchase Agreement; (vi) a right to terminate the Merion Purchase Agreement in our sole discretion at any time prior to or on the expiration of the due diligence period by providing seller a notice of disapproval and to recover the full amount of the deposit no later than one business day following the termination of the Merion Purchase Agreement; (vii) the right for us, in the event of seller's default, to either: proceed to closing with no reduction in the purchase price and to seek specific performance which shall automatically extend the closing date, or to terminate the Merion Purchase Agreement and recover the full deposit and receive reimbursement of out-of-pocket costs; and (viii) a provision whereby the representations and warranties of seller and us set forth in the Merion Purchase Agreement are remade as of the closing date and shall be deemed to be merged into and waived by the instruments of closing and shall not survive after the closing date. The Merion Purchase Agreement also contains additional covenants, representations and warranties that are customary of real estate purchase and sale agreements.

We intend to finance the purchase of Premier MOB and The Merion Building through the assumption of an existing loan on each of the properties, as discussed above, and the remainder from funds raised through our initial public offering. We also anticipate paying an acquisition fee of 2.25% of the purchase price of each property to our advisor and its affiliates in connection with the acquisition of such properties. The closings are expected to occur during the fourth quarter of 2014; however, no assurance can be provided that we will be able to purchase any of the properties in the anticipated timeframe, or at all since the potential acquisitions of these properties are subject to substantial conditions to closing.

The material terms of the agreements discussed above are qualified in their entirety by the Premier Purchase Agreement and the Merion Purchase Agreement attached as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

10.1	Real Estate Purchase Agreement and Escrow Instructions by and between Affiliated Investors, LLC, GAHC3 Premier Novi MI MOB, LLC, and First American Title Company, dated October 6, 2014
10.2	Real Estate Purchase Agreement and Escrow Instructions by and between Merion Building Associates, L.P., GAHC3 King of Prussia PA MOB, LLC, and First American Title Company, dated October 7, 2014

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Griffin-American Healthcare REIT III, Inc.

October 8, 2014	By:/s/ Jeffrey T. Hanson
Name: Jeffrey T. Hanson
Title: Chief Executive Officer

Exhibit Index

Exhibit No.	Description

10.1	Real Estate Purchase Agreement and Escrow Instructions by and between Affiliated Investors, LLC, GAHC3 Premier Novi MI MOB, LLC, and First American Title Company, dated October 6, 2014
10.2	Real Estate Purchase Agreement and Escrow Instructions by and between Merion Building Associates, L.P., GAHC3 King of Prussia PA MOB, LLC, and First American Title Company, dated October 7, 2014